March 2008 NYSE: AZZ Exhibit 99.1

BUILDING ON SUCCESS
2
Except for the statements of historical fact, this presentation may contain forward-looking statements that involve risks and uncertainties some of which are detailed from time to time in documents filed by the
Company with the SEC.  Those risks and uncertainties include, but are not limited to: changes in demand, prices and raw material costs, including zinc and natural gas which are used in the hot dip galvanizing process; changes in the economic conditions of the various markets the
Company serves, foreign and domestic, customer requested delays of shipments, acquisition opportunities, adequacy of financing, and availability of experienced management employees to implement the
Company’s growth strategy; and customer demand and response to products and services offered by the Company.  The Company can give no assurance that such forward-looking statements will prove to be correct.  We undertake no obligation to affirm, publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
Forward Looking Statement

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AZZ is a specialty electrical
equipment manufacturer serving the
global markets of power generation,
transmission, distribution and
industrial as well as a leading
provider of hot dip galvanizing
services to the steel fabrication
market nationwide.
Company Overview

Total Company
Sales By Segment
Galvanizing
42%
Galvanizing
43%
Electrical
and
Industrial
58%
Electrical
and
Industrial
57%
FY2007
$260.3
(in millions)
Projected
FY2008
$315 to $325
(in millions)
Projected
FY2009
$320 to $330
(in millions)
Galvanizing
37%
Electrical
and
Industrial
63%
4

Total Company
Sales By Market Segment
66%
6%
28%
28%
13%
59%
Industrial
Transmission & Distribution
Power Generation
FY2007
$260.3
(in millions)
Projected
FY2008
$315 to $325
(in millions)
55%
14%
31%
Projected
FY2009
$320 to $330
(in millions)
5

Feb-04
May-04
Aug-04
Nov-04
Feb-05
May-05
Aug-05
Nov-05
Feb-06
May-06
Aug-06
Nov-06
Feb-07
May-07
Aug-07
Nov-07

Industrial Utilization
Federal Reserve Statistical Release
76.0
76.6
77.2
77.4
78.6
78.7
79.0
79.7
79.9
80.3
81.1
79.8
79.6
80.1
80.4
79.9
73
74
75
76
77
78
79
80
81
82
Quarter Ending
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Electrical and Industrial Products BUILDING ON SUCCESS 7

Electrical and Industrial
Products
40%
11%
49%
42%
20%
37%
Industrial
Transmission & Distribution
Power Generation
FY2007
$150.3
(in millions)
Projected
FY2008
$180 to $185
(in millions)
44%
20%
36%
Projected
FY2009
$205 to $210
(in millions)
8

Power Generation BUILDING ON SUCCESS 9

Power Transmission BUILDING ON SUCCESS 10

Power Distribution BUILDING ON SUCCESS 11

Industrial / Commercial BUILDING ON SUCCESS 12

$0 $20 $40 $60 $80 $100 $120 $140 $160 BUILDING ON SUCCESS Backlog ($ In Millions) 13

BUILDING ON SUCCESS
14
105%
$149.2
$81.6
$86.0
$144.8
2
nd
Qtr
2008
98%
$147.1
$86.6
$84.5
$149.2
3
rd
Qtr
2008
132%
$144.8
$75.4
$99.5
$120.7
1st Qtr
2008
118%
$120.7
$260.3
$307.2
$73.8
Fiscal
2007
105%
$73.8
$187.2
$196.2
$64.8
Fiscal
2006
Book to
Ship Ratio
Ending
Backlog
Shipments
Bookings
Beginning
Backlog
Backlog
($ In Millions)

BUILDING ON SUCCESS 15 Galvanizing Services

Application: “After-fabrication” steel corrosion protection Locations: 11 14 facilities in 6 8 states BUILDING ON SUCCESS Galvanizing Services 16

BUILDING ON SUCCESS 17 9% 34% 19% 17% 21% Electrical & Telecommunications OEM's Industrial Bridge & Highway Petrochemical Galvanizing Services

March 2008 NYSE: AZZ 18

Consolidated Net Sales
($ In Millions)
$152.4
$187.2
$260.3
$0.0
$50.0
$100.0
$150.0
$200.0
$250.0
$300.0
$350.0
2005 2006 2007 2008 2009
Fiscal Year
Actual Projected
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$315
to $325
$320
to $330

BUILDING ON SUCCESS 20 Consolidated Net Sales First Nine Months FY08 ($ In Millions) $180.7 $243.6 $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 YTD 11/30/06 YTD 11/30/07 BUILDING ON SUCCESS

$0.44 $0.69 $1.83 $2.20 to $2.30 $2.12 to $2.22 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 2005 2006 2007 2008 2009 Fiscal year Actual Projected BUILDING ON SUCCESS Earnings Per Share (Fully Diluted) 21

BUILDING ON SUCCESS 22 Earnings Per Share First Nine Months FY08 (Fully Diluted) $1.24 $1.67 $0.00 $0.25 $0.50 $0.75 $1.00 $1.25 $1.50 $1.75 YTD 11/30/06 YTD 11/30/07 BUILDING ON SUCCESS

Electrical and Industrial
Products
9.2%
14.2%
16% 16%
7.2%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
16.0%
18.0%
2005 2006 2007 2008 2009
Actual Projected
Galvanizing Services
20%
29%
24.0%
20.5%
18.4%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
2005 2006 2007 2008 2009
Actual Projected
BUILDING ON SUCCESS
Operating Margins
23

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Operating Margins
First Nine Months FY08
13.8%
16.2%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
35.0%
YTD 11/30/06 YTD 11/30/07
Galvanizing Services
30.8%
24.7%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
35.0%
YTD 11/30/06 YTD 11/30/07
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Electrical and Industrial
Products

Cash Provided By Operations/
EBITDA/Free Cash Flow
($ In Millions)
($5.0)
$5.0
$15.0
$25.0
$35.0
$45.0
$55.0
2003 2004 2005 2006 2007 2008
Fiscal Year
Cash Pro.  By Oper. Free Cash Flow EBITDA
Projected
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Total Bank Debt/Long Term
Debt to Equity
($ In Millions)
$0.0
$10.0
$20.0
$30.0
$40.0
$50.0
$60.0
$70.0
2002 2003 2004 2005 2006 2007 2008
0
0.2
0.4
0.6
0.8
1
1.2
Debt
Debt to Equity Ratio
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Projected
Fiscal Year

Capital Expenditures/
Depreciation
$6.6 $6.6
$11.4
$10.0
$10.3
$6.7
$5.6
$5.7
$8.5
$0.0
$2.0
$4.0
$6.0
$8.0
$10.0
$12.0
2005 2006 2007 Projected
2008
Projected
2009
Capital Expenditures Depreciation Projected CE Projected Depr.
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($ In Millions)
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$8.7

Return On Assets
Electrical and Industrial
Products
9%
14%
22%
0%
5%
10%
15%
20%
25%
2005 2006 2007
Galvanizing Services
21.0%
27%
49%
0.0%
10.0%
20.0%
30.0%
40.0%
50.0%
2005 2006 2007
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NYSE: AZZ